UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 22, 2016

H&R BLOCK, INC.
(Exact name of registrant as specified in charter)

Missouri (State of Incorporation)	1-6089 (Commission File Number)	44-0607856 (I.R.S. Employer Identification Number)

One H&R Block Way, Kansas City, MO 64105
(Address of Principal Executive Offices) (Zip Code)

(816) 854-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.
On September 22, 2016, Block Financial LLC (“Block Financial”), a wholly-owned subsidiary of H&R Block, Inc. (the “Company”), entered into the First Amended and Restated Credit and Guarantee Agreement (the “Amended Credit Facility”) amending the $2.0 billion Credit and Guarantee Agreement originally entered into as of September 21, 2015 (the “Original Credit Facility”), among Block Financial, as the borrower, the Company, as the guarantor, the lenders party thereto from time to time, and JPMorgan Chase Bank, N.A., as the administrative agent.
The Amended Credit Facility extends the scheduled maturity date under the Original Credit Facility from September 21, 2020 to September 22, 2021. All other material terms of the Amended Credit Facility remain unchanged from the Original Credit Facility, including without limitation the aggregate principal amount of $2.0 billion and the respective commitment levels of the individual lenders party thereto, except for a decrease in the sublimit for standby letters of credit to $50 million from $100 million. For additional information about the terms of the Original Credit Facility, see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 21, 2015, the relevant portions of which are incorporated herein by reference.
The foregoing description of the Amended Credit Facility does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Amended Credit Facility, as executed by the parties thereto, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 above is incorporated by reference into this Item 2.03.
Item 9.01.    Financial Statements and Exhibits.

 (d)    Exhibits
Exhibit Number    Description

10.1
First Amended and Restated Credit and Guarantee Agreement dated September 22, 2016, by and among Block Financial LLC, H&R Block, Inc., the lenders party thereto from time to time, and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date: September 26, 2016	By: /s/ Scott W. Andreasen
Scott W. Andreasen
Vice President and Secretary

EXHIBIT INDEX

Exhibit Number    Description

10.1
First Amended and Restated Credit and Guarantee Agreement dated September 22, 2016, by and among Block Financial LLC, H&R Block, Inc., the lenders party thereto from time to time, and JPMorgan Chase Bank, N.A., as administrative agent.